UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 17, 2002
                                                          --------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         0-22278               06-1377322
--------------------------       ----------------------    ------------------
(State or other jurisdiction of   Commission File Number   (I.R.S. Employer
incorporation or organization)                             Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       (Registrant's telephone number, including area code) (516) 683-4100
                                                            --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K


Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not applicable.

Item 3.           Bankruptcy or Receivership

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.           Other Events

                  On April 17, 2002, New York Community Bancorp, Inc. (the "Company"), a Delaware Corporation, reported its earnings for the three months ended March 31, 2002 and also announced a 25% increase in its quarterly cash dividend to $0.20 per share.

Item 6.           Resignations of Registrant's Directors

                  Not applicable.

Item 7.           Financial Statements and Exhibits

                  (a) No financial statements of businesses acquired are
                      required.

                  (b) No pro forma financial information is required.

                  (c) Attached as exhibits are the Company's first quarter 2002 earnings release and its dividend announcement.

Item 8.           Change in Fiscal Year

                  Not applicable.

Item 9.           Regulation FD Disclosure

                  Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 17, 2002                    NEW YORK COMMUNITY BANCORP, INC.
------------------
       Date


                                  /s/ Joseph R. Ficalora
                                  ----------------------------------------------
                                  Joseph R. Ficalora
                                  President and Chief Executive Officer

                                  EXHIBIT INDEX

99.1     Earnings release dated April 17, 2002
99.2     Press release announcing quarterly cash dividend dated April 17, 2002